                                                                    EXHIBIT 10.1

                     FIFTH AMENDMENT TO THE LOAN AGREEMENT


          This FIFTH AMENDMENT TO THE LOAN AGREEMENT ("AGREEMENT") is made effective as of, although not necessarily on, the 1ST DAY OF JANUARY, 1997, by and between GUARANTY FEDERAL BANK, F.S.B., a federal savings bank ("BANK") and HOMEOWNERS MORTGAGE & EQUITY, INC., a Delaware corporation, D/B/A HOME, INC. ("BORROWER") and HOMECAPITAL INVESTMENT CORPORATION, a Nevada corporation ("GUARANTOR").

                             W I T N E S S E T H :

          WHEREAS, on JUNE 1, 1996, Borrower and Bank entered into that certain Warehouse Loan Agreement (together with all amendments, modifications and restatements thereof, the "LOAN AGREEMENT") dated of even date therewith providing for a $2,000,000.00 credit facility (together with all increases, collectively, the "Loan").

          WHEREAS, in connection with the execution of the Loan Agreement, Borrower executed that certain Promissory Note dated of even date (the "NOTE"), that certain Security Agreement ("SECURITY AGREEMENT") was executed by Borrower and Bank and a Financing Statement filed with the Secretary of State of Texas (the "FINANCING STATEMENT");

          WHEREAS, effective as of JULY 9, 1996 Bank and Borrower entered into that one certain First Amendment to the Loan Agreement whereby the loan amount was increased $10,000,000.00 and certain other changes were made to the loan documents;

          WHEREAS, effective as of SEPTEMBER 17, 1996 Bank and Borrower entered into that certain Second Amendment to Loan Agreement;

          WHEREAS, Bank, Borrower and Guarantor, effective as of OCTOBER 15, 1996 entered into that certain Third Amendment to Loan Agreement whereby the loan amount was increased to $15,000,000.00 and certain other changes were made to the Loan Documents;

          WHEREAS, Bank, Borrower and Guarantor, effective as of JANUARY 31, 1997, entered into that certain Fourth Amendment to the Loan Agreement whereby the maturity date of the loan was extended to FEBRUARY 28, 1997;

          WHEREAS, Bank, Borrower and Guarantor desire to amend the Loan Documents to reflect certain changes to the Loan Agreement. All terms not defined herein are used as defined in the Loan Agreement.

          NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bank and Borrower hereby agree as follows:

          1. LOAN AGREEMENT. The following modifications are hereby made to the Loan Agreement effective as of the date hereof:

          (a) PAGE 1, the following new definitions are added in alphabetical order to the definitions:

               ""AUSTIN CONTROLLED DISBURSEMENT ACCOUNT" shall mean that certain controlled disbursement account at Frost National Bank, Austin, Texas, ABA No. 114000093, Credit Home, Inc. Austin Controlled Disbursement Account-Wires No. _________________ used by

          Borrower to fund Mortgage Loans by means of checks (prior to the earlier to occur of (a) Borrower's utilization of the Austin Funding Account - Checks and the Austin Funding Account - Wires together with absence of any Advance proceeds in the Austin Controlled Disbursement Account or (b) March 31, 1997 (such earlier date is hereinafter called, the "CONVERSION DATE")). Until the Conversion Date, the account shall be pledged to Lender and Frost National Bank shall waive any security interests and all said rights in such account.

               "AUSTIN EXISTING ACCOUNTS" shall mean the Austin Controlled Disbursement Account and the Austin Operating Account.

               "AUSTIN FUNDING ACCOUNT - WIRES" shall mean a certain account established by Borrower by March 31, 1997 at Frost National Bank, Austin, Texas, ABA No. 114000093, Credit Home, Inc. Austin Funding Account - Wires No. _______________, to be used solely for the deposit of proceeds of Advances and such additional sums needed for the funding of Mortgage Notes by wire transfer by Borrower. The account shall be pledged at all times to Lender and Frost National Bank shall waive any security interests and offset rights in such account.

               "AUSTIN FUNDING ACCOUNT - CHECKS" shall mean a certain controlled disbursement account, established by Borrower by March 31, 1997 at Frost National Bank, Austin, Texas, ABA No. 114000093, Credit Home, Inc. Austin Funding Account - Wires No. _______________, to be used solely for the deposit of proceeds of Advances and such additional funds needed for the funding of Mortgage Notes by checks by Borrower. The account shall be pledged at all times to Lender and Frost National Bank shall waive any security interests and offset rights in such account.

               "AUSTIN FUNDING ACCOUNTS" shall mean the Austin Funding Account - Wires and the Austin Funding Account - Checks.

               "AUSTIN OPERATING ACCOUNT" shall mean a certain account established by Borrower at Frost National Bank, Austin, Texas, ABA No. 114000093, Credit Home, Inc. Austin Operating Account - Wires No.591044583. Until the Conversion Date, the account shall be pledged to Lender and Frost National Bank shall waive any security interests and offset rights in such account."

          (b) PAGE 1, the following new definition is added in alphabetical order:

               ""BASE TITLE I LOAN" shall mean a Title I Loan which is (a) a Single Family Property Improvement Loan (b) secured by a mortgage or deed of trust (c) has an original principal balance not exceeding $25,000 and (d) is a Covered Mortgage Loan."

          (c) PAGE 3, the definition of "COLLATERAL VALUE" is hereby modified to read in its entirety:

               ""COLLATERAL VALUE" shall mean as of any date of determination, an amount equal to (y) with respect to Base Title I Loans ninety-eight percent (98%) and (z) with respect to Other Title I Loans and with respect to Non-Title I Loans, ninety-seven percent (97%), of the least of: (i) the actual out of pocket costs to Borrower of such Mortgage Collateral (or in the case of any Mortgage Note funded by Borrower, the original principal amount of such Mortgage Note minus any discount points paid to Borrower upon the closing of the Mortgage Loan evidenced by such Mortgage Note), or (ii) the Take-Out Value of such item of Mortgage Collateral or (iii) at the option of the Bank, the Market Value of such Mortgage

          Note; provided, however, that (a) in no event shall the calculation above cause Bank to fund an amount in excess of par for any Mortgage Loan, (b) any Mortgage Loan which evidences a Title I Loan shall be utilized in the computation of Collateral Value for a maximum period of one hundred twenty (120) days, (c) any Mortgage Note which evidences a loan which is a Non-Title I Loan shall be utilized in the computation of Collateral Value for a maximum period of ninety (90) days, (d) any Mortgage Note which is in default, shall be excluded from the computation of Collateral Value, (e) the cumulative Collateral Value attributable to Second Lien Mortgage Loans which are Conventional Loans shall be limited to $2,000,000, and (f) the cumulative Collateral Value at any time attributable to Other Title I Loans shall be limited to $750,000.00, (g) the cumulative Collateral Value at any time attributable to Unsecured Loans shall be limited to $750,000.00, and (h) the cumulative Collateral Value at any time attributable to Non-Title I Loans shall be limited to $2,000,000.00 and (g) no Pending Loan shall be utilized in the calculation of Collateral Value until such Mortgage Loan qualifies as a Warehoused Loan."

          (d) PAGE 3, the definition of "COMMITMENT TERMINATION DATE" is hereby modified to read:

               ""COMMITMENT TERMINATION DATE" (or the Maturity Date of the Loan) shall be January 31, 1998 or such earlier date on which the Commitment terminates as provided in this Agreement."

          (e) PAGE 4, the definition of "COVERED MORTGAGE LOAN" is hereby modified to read:

               ""COVERED MORTGAGE LOAN" shall mean a Base Title I Loan, Other Title I Loan and Non-Title I Loan, with respect to which Borrower has a Take-Out Commitment (excluding Take-Out Commitments issued by an Affiliate of Borrower)."

          (f) PAGE 4, the following new definition is added in alphabetical order:

               ""DELIVERY COMMITMENT CERTIFICATE" means an agreement in the form attached hereto as EXHIBIT "B" which Borrower shall deliver to Bank pursuant to the terms hereof with respect to Pending Loans only."

          (g) PAGE 5, the definition of "EXCESS SERVICING RECEIVABLE" is hereby modified to read:

               ""EXCESS SERVICING RECEIVABLES" means an amount capitalized on Borrower's balance sheet in accordance with GAAP which reflects the present value of future cash flows estimated to be received by Borrower subsequent to loan sales to FNMA. The cash flow streams that are discounted are based upon the difference between (A) the gross note rate of the Mortgage Loans sold to FNMA and which is being serviced by Borrower under the Servicing Agreement with FNMA and (B) the sum of (i) the rate paid with respect to such Mortgage Loan to FNMA under such Servicing Agreement plus (ii) the subservicing fee payable to the applicable Subservicer."

          (h) PAGE 9, the definition of "MORTGAGE COLLATERAL", CLAUSE (XI) is hereby modified to read:

               "(xi)   which are one of the following:  Base Title I Loan, an
          Other Title I Loan or a Non-Title I Loan."

          (i) PAGE 9, the definition of "MORTGAGE NOTE" is hereby modified to read as follows:

               ""MORTGAGE NOTE" shall mean a promissory note evidencing a Base Title I Loan, Other Title I Loan or a Non-Title I Loan."

          (j) The definition of "NON-TITLE I LOAN" is hereby modified to add a comma in the last line before the word "not".

          (k) PAGE 10, the following new definitions are added in alphabetical order:

               ""OTHER TITLE I LOAN" shall mean a Title I Loan which is not a Base Title I Loan but is a Covered Mortgage Loan.

               "PENDING LOAN" shall mean a Mortgage Loan to be funded pursuant to a check drawn on the Austin Funding Account - Checks (on or after the Conversion Date) or the Austin Controlled Disbursement Account (prior to the Conversion Date) from the time of the delivery to Bank of the Mortgage Loan Documents (required pursuant to SECTIONS 2.03 and
          3.02 hereof) accompanied by a Delivery Commitment Certificate relating to such Mortgage Loan until such time as (i) such check has been presented by the payee to Frost National Bank for payment, (ii) the requested Advance related to such check has been funded by Bank to such account and (iii) such check has been honored by Frost National Bank."

          (l) PAGE 12, the following new definition is added in alphabetical order:

               ""SINGLE FAMILY PROPERTY IMPROVEMENT LOAN" shall mean a loan to finance alterations, repairs and improvements to or in connection with an existing structure used or to be used as a single family residence (excluding manufactured homes) and is a Covered Mortgage Loan."

          (m) PAGE 12, the following new definition is added in alphabetical order:

               ""UNSECURED LOAN" shall mean a Title I Loan which is unsecured but is a Covered Mortgage Loan."

          (n) PAGE 13, the following new definition is added in alphabetical order:

               ""WAREHOUSED LOAN" shall mean a Mortgage Loan funded by the Bank through means of an Advance to (prior to the Conversion Date) the Austin Operating Account or (on or after the Conversion Date) the Austin Funding Account - Checks which shall not occur until Borrower's check relating to the funding of such Mortgage Loan has actually been presented for payment to and honored by Frost National Bank and Bank has made an Advance to such respective account but subject to the conditions subsequent that Bank shall receive (1) a "batch report" by 5 p.m. on the day of the Advance for such account and check and (2) a detailed report for such account no later than 9:00 a.m. the morning after Bank's Advance showing the honoring by Frost National Bank of such check drawn on such account and containing sufficient information to allow Bank to verify the funding of such Mortgage Loan and confirm Bank's receipt of and security interest in such Mortgage Loan Documents. If either of such conditions subsequent are not satisfied for a Mortgage Loan by such deadlines, then such Mortgage Loan shall be given a Collateral Value of zero and Borrower shall be required to repay immediately that portion of the Advance related to such Mortgage Loan pursuant to the provisions contained herein."

          (o) PAGE 22, SECTION 3.06(F) shall be amended to read as follows:

          "(f) proceeds of Advances shall be wired directly from the Funding Account to Borrower's (A) Austin Operating Account prior to the Conversion Date and (B) on or after the Conversion Date to Borrower's Austin Funding Account - Wires or Austin Funding Account - Checks and the following procedures shall be followed in connection with the wiring of funds from the Funding Account to the Austin Operating Account and the Austin Funding Accounts: (i) each Austin Funding Account shall only contain funds which have been wired from the Funding Account to that Austin Funding Account together with such additional funds of Borrower's (other than Loan proceeds) which are required to fully fund Mortgage Loans (i.e. 98% Loan Advance plus 2% of Borrower's funds), (ii) the Austin Funding Accounts and the Austin Existing Accounts shall be pledged to Lender pursuant to a certain Pledge Agreement attached hereto as EXHIBIT "I" and shall be subject to no other pledge or security interest of any third party, (iii) Frost National Bank shall waive all security interests and offset rights in the Austin Funding Accounts and the Austin Existing Accounts and agree to act as bailee for the sole and exclusive benefit of Bank to enable Bank to perfect its security interest in such accounts and the monies contained therein, (iv) wire transfer requests for wires from the Funding Account to the Austin Operating Account or the Austin Funding Account - Wires for Mortgage Loans funded by wires shall specify the Mortgage Loans that are being purchased or originated with such Advance and contain the name of the originator and the amount of the wire to such originator together with the wiring instructions, (v) Lender shall not be required to wire funds for an Advance related to Mortgage Loans funded by checks to the Austin Funding Account - Checks (on or after the Conversion Date) or the Austin Operating Account (prior to the Conversion Date) until those checks have actually been presented for payment to such account and honored by Frost National Bank, (vi) a Mortgage Loan funded by a check shall be classified as a "PENDING LOAN" upon receipt by Bank of a Delivery Commitment Certificate for such Mortgage Loan but shall have no Collateral Value until (A) achievement of the condition precedent that such Advance has been funded by Bank to such account and the check has been received and honored by Frost National Bank and
(B) subject to the condition subsequent that Bank receive a "batch report" by 5 p.m. on the day of the Advance for such account and a detailed report for such account (to be received no later than 9:00 a.m. the following morning) indicating that such checks have been honored and containing sufficient information to allow Bank to verify funding of each Mortgage Loan for which Bank has received the Mortgage Loan Documents and if either of such conditions subsequent are not satisfied for a Mortgage Loan by such deadlines, then such Mortgage Loan shall be given a Collateral Value of zero and Borrower shall be required to repay that portion of the Advance related to such Mortgage Loan pursuant to the provisions contained herein; (vii) upon fulfillment of condition
(A) in the preceding clause, each Mortgage Loan related to such Advances shall be reclassified from a "Pending Loan" to "Warehoused Loan" and shall be included in the Borrowing Base, (viii) the Credit Requests and Delivery Commitment Certificates shall each specify the Mortgage Loan that is being purchased or originated with such Advance with the name of the originator and the amount of the wire or check to such originator together with the check number or wiring instructions."

          (p) PAGE 29, SECTION 6.01(A), the following provisions are added to the end of such subparagraph:

     "and as soon as available and in any event within one hundred twenty (120) days after the close of each fiscal year of Guarantor, copies of the consolidated and consolidating balance sheet of Guarantor as of the close of such fiscal year and consolidated statements of income and retained earnings, cash flow statements and changes in shareholders' equity for such fiscal year, each setting forth in comparative form the corresponding figures for the preceding fiscal year, all in reasonable detail together with all notes thereto and accompanied by an opinion thereon (which shall not be qualified by reason of any limitation imposed by Guarantor) by Coopers & Lybrand LLP or by independent certified public accountants selected by Guarantor and satisfactory to Bank, to the effect that such financial statements have been prepared in accordance with GAAP and such other professional practices as may then conform to the usual and customary professional standards, practices and disclosures then in existence in connection with the preparation and publication of financial statements by independent certified public accountants and that the examination of such accounts in connection with such financial statements has been made in accordance with GAAP and, accordingly, includes such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances;"

          (q) PAGE 35, SECTION 7.06(D) is hereby modified to replace the figure of "$100,000.00" with the figure of "$500,000.00."

          (r) SECTION 7.11 is hereby modified as follows:

               "SECTION 7.11. NET WORTH. Borrower's Net Worth shall not be less than the sum of (a) Net Worth as reflected in the most recent financial statements delivered to Bank pursuant to SECTION 6.01(A),
          (b) 80% of each subsequent fiscal quarters positive Net Income on a cumulative basis since the report referenced in (a), plus (c) one hundred percent (100%) of all contributions to stockholders' equity of Borrower since the end of the preceding fiscal year after subtracting all fees and costs directly incurred in conjunction with such contribution."

          (s)  SECTION 7.13 is hereby modified as follows:

               "SECTION 7.13. ADJUSTED TANGIBLE NET WORTH. Borrower's Adjusted Tangible Net Worth shall not be less than the greater of (a) the Adjusted Tangible Net Worth required of Borrower for the preceding calendar quarter [with the requirement for the final calendar quarter of 1996 being $3,705,899.00] and (b) Borrower's actual Adjusted Tangible Net Worth on the current Determination Date (January 1, April 1, July 1 and October 1, in each case, a "DETERMINATION DATE") multiplied by eighty percent (80%)."

          (t) PAGE 42, SECTION 11.03 is hereby modified to read in its entirety:

               ""CUSTODIAN FEES. Borrower shall pay to Bank Custodian Fees (herein so called) of $10.00 per Mortgage Loan."

          (u) EXHIBIT "A" is hereby modified to read as shown on EXHIBIT "A" attached hereto and incorporated herein by this reference.

          (v) EXHIBIT "B" is hereby modified to read as shown on EXHIBIT "B" attached hereto and incorporated herein by this reference.

          (w) EXHIBIT "D" is hereby modified to read in its entirety as shown on EXHIBIT "D" attached hereto and incorporated herein by this reference.

          (x) EXHIBIT G is hereby modified to read in its entirety as shown on EXHIBIT "G" attached hereto and incorporated herein by this reference.

          (y) SCHEDULE H is hereby modified to read as shown on EXHIBIT "H" attached hereto and incorporated herein by this reference.

          (z) EXHIBIT "I" attached hereto is hereby added as EXHIBIT "I" to the Loan Agreement and shall be executed simultaneously with this Agreement by Borrower and Frost National Bank.

     1.  NOTE.    The following modification is hereby made to the Note
     effective as of the date hereof:

          (a) The date of "FEBRUARY 28, 1997" appearing on the fourth paragraph of Page 1 is hereby changed to "JANUARY 31, 1998".

     2. ONE TIME WAIVER OF NEGATIVE COVENANT BREACHES. Borrower has breached the following financial covenants: (i) SECTION 7.06(D) of the Loan Agreement and
(ii) SECTION 7.13 of the Loan Agreement. Bank hereby waives such defaults provided (a) with respect to SECTION 7.06(D) the repurchased owned real estate and Mortgage Loans did not exceed $500,000.00 from July 1, 1996 to December 31, 1996 and (b) Borrower's Adjusted Tangible Net Worth was equal to or greater than $3,705,899.00 from September 30, 1996 through December 31, 1996.

     3. ACKNOWLEDGEMENT BY BORROWER. Except as otherwise specified herein, the terms and provisions of the Loan Documents are ratified and confirmed and shall remain in full force and effect, enforceable in accordance with their terms. Borrower hereby acknowledges, agrees and represents that (i) Borrower is indebted to the Bank pursuant to the terms of the Note; (ii) the liens, security interests and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests and assignments of the respective dignity and priority recited in the Loan Documents; (iii) the representations and warranties contained in the Loan Documents are true and correct representations and warranties of Borrower, as of the date hereof and no defaults exist under the Loan Documents; and (iv) Borrower has no set-offs, counterclaims, defenses or other causes of action against the Bank arising out of the Loan Documents, the modification and extension of the Loan, any documents mentioned herein or otherwise and to the extent any such set-offs, counterclaims, defenses or other causes of action may exist, whether known or unknown, such items are hereby waived by Borrower.

     4. ACKNOWLEDGEMENT BY GUARANTOR. Except as otherwise specified herein, the terms and provisions of the Loan Documents are ratified and confirmed and shall remain in full force and effect, enforceable in accordance with their terms. Guarantor hereby acknowledges, agrees and represents that (i) Guarantor is indebted to the Bank pursuant to the terms of the Note; (ii) the liens, security interests and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests and assignments of the respective dignity and priority recited in the Loan Documents; (iii) the representations and warranties contained in the Loan Documents are true and correct representations and warranties of Guarantor, as of the date hereof and no defaults exist under the Loan Documents; and (iv) Guarantor has no set-offs, counterclaims, defenses or other causes of action against the Bank arising out of the Loan Documents, the modification and extension of the Loan, any documents mentioned herein or otherwise and to the extent any such set-offs, counterclaims, defenses or other causes of action may exist, whether known or unknown, such items are hereby waived by Guarantor.

     5. NO WAIVER OF REMEDIES. Nothing contained in this Agreement shall prejudice, act as, or be deemed to be a waiver of any right or remedy available to the Bank by reason of the occurrence or existence of any fact, circumstance or event constituting a default under the Note or the other Loan Documents.

     6. COSTS AND EXPENSES. Contemporaneously with the execution and delivery hereof, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation, execution and recordation hereof and the consummation of the transaction contemplated hereby, including, but not limited to, recording fees and reasonable fees and expenses of legal counsel to the Bank. The attorney's fees and expenses of the Bank's law firm, Jackson & Walker, L.L.P., shall be paid.

     7. ADDITIONAL DOCUMENTATION. From time to time, Borrower shall execute or procure and deliver to Bank such other and further documents and instruments evidencing, securing or pertaining to the Loan or the Loan Documents as shall be reasonably requested by the Bank so as to evidence or effect the terms and provisions hereof.

     8. EFFECTIVENESS OF THE LOAN DOCUMENTS. Except as expressly modified by the terms and provisions hereof, each of the terms and provisions of the Loan Documents are hereby ratified and shall remain in full force and effect; provided, however, that any reference in any of the Loan Documents to the Loan, the amount constituting the Loan, any defined terms, or to any of the other Loan Documents shall be deemed, from and after the date hereof, to refer to the Loan, the amount constituting the Loan, defined terms and to such other Loan Documents, as modified hereby.

     9. GOVERNING LAW. THE BORROWER HEREBY AGREES THAT THE OBLIGATIONS CONTAINED HEREIN ARE PERFORMABLE IN DALLAS COUNTY, TEXAS. ALL PARTIES HERETO AGREE THAT (I) ANY ACTION ARISING OUT OF THIS TRANSACTION MAY BE FILED IN DALLAS COUNTY, TEXAS, (II) VENUE FOR ENFORCEMENT OF ANY OF THE OBLIGATIONS CONTAINED IN THE LOAN DOCUMENTS SHALL BE IN DALLAS COUNTY, TEXAS, (III) PERSONAL JURISDICTION SHALL BE IN DALLAS COUNTY, TEXAS, (IV) ANY ACTION OR PROCEEDING UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE COMMENCED AGAINST BORROWER IN DALLAS COUNTY, (V) SUCH ACTION MAY BE INSTITUTED IN THE COURTS OF THE STATE OF TEXAS LOCATED IN DALLAS COUNTY, TEXAS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS LOCATED IN DALLAS COUNTY, TEXAS, AT THE OPTION OF THE BANK AND (VI) THE BORROWER HEREBY WAIVES ANY OBJECTION TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING AND ADDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO BE SUED ELSEWHERE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF EACH BANK TO ACCOMPLISH SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

     10. TIME. Time is of the essence in the performance of the covenants contained herein and in the Loan Documents.

     11. BINDING AGREEMENT. This Agreement and the Loan Documents shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto; provided, however, the foregoing shall not be deemed or construed to (i) permit, sanction, authorize or condone the assignment of all or any part of the Collateral or any of Borrower's rights, titles or interest in and to the Collateral or any rights, titles or interests in and to Borrower, except as expressly authorized in the Loan Documents, or
(ii) confer any right, title, benefit, cause of action or remedy upon any person or entity not a party hereto, which such party would not or did not otherwise possess.

     12. HEADINGS. The section headings hereof are inserted for convenience of reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such section.

     13. CONSTRUCTION. Whenever the context hereof so required, reference to the singular shall include the plural and likewise, the plural shall include the singular; words denoting gender shall be construed to mean the masculine, feminine or neuter, as appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative of the general recitation.

     14. COUNTERPARTS. To facilitate execution, this Agreement may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature and acknowledgement of, or on behalf of, each party or that the signature and acknowledgement of all persons required to bind any party appear on each counterpart. All counterparts shall collectively constitute a single document containing the respective signatures and acknowledgement of, or on behalf of, each of the parties hereto. Any signature and acknowledgement page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures and acknowledgements thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature and acknowledgement pages.

     THIS AGREEMENT AND THE LOAN DOCUMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     EXECUTED as of the date first above written.


                              BANK:

                              GUARANTY FEDERAL BANK, F.S.B.,
                              a federal savings bank



                              By: /s/ W. James Meintjes
                                  ----------------------
                                    W. James Meintjes,
                                    Assistant Vice President


                              BORROWER:

                              HOMEOWNERS MORTGAGE & EQUITY, INC.,
                              a Delaware corporation d/b/a HOME, INC.


                              By: /s/ Tommy M. Parker
                                 --------------------
                                    Tommy M. Parker,
                                    Executive Vice President


                              GUARANTOR:

                              HOMECAPITAL INVESTMENT CORPORATION,
                              a Nevada corporation


                              By: /s/  John W. Ballard
                                 ---------------------
                                    Name:  John W. Ballard
                                    Title: President and CEO

STATE OF TEXAS      (S)
                    (S)
COUNTY OF DALLAS    (S)


     This instrument was ACKNOWLEDGED before me the 14th day of April, 1997, by
W. James Meintjes, Assistant Vice President of GUARANTY FEDERAL BANK, F.S.B., a federal savings bank, on behalf of said bank.

                                /s/  Jean Turner
                               -----------------
                               Notary Public - State of Texas

My Commission expires:        ________________________
   01-17-2001                 Printed Name of Notary


STATE OF TEXAS      (S)
                    (S)
COUNTY OF TRAVIS    (S)


     This instrument was ACKNOWLEDGED before me the 24th day of February, 1997, by Tommy M. Parker, Executive Vice President of HOMEOWNERS MORTGAGE & EQUITY, INC. d/b/a Home, Inc., a Delaware corporation, on behalf of said corporation.



                              -------------------------------
                              Notary Public - State of Texas

                                /s/ Anna M. Walker
My Commission expires:         -------------------
   7-15-2000                   Printed Name of Notary


STATE OF TEXAS      (S)
                    (S)
COUNTY OF TRAVIS    (S)


     This instrument was ACKNOWLEDGED before me the 24th day of February, 1997, by John W. Ballard, President and CEO of HOMECAPITAL INVESTMENT CORPORATION, a Nevada corporation, on behalf of said corporation.


                              -------------------------------
                              Notary Public - State of Texas

                                  /s/  Anna M. Walker
My Commission expires:          ---------------------
   7-15-2000                    Printed Name of Notary

                                  EXHIBIT "A"

                       MORTGAGE WAREHOUSE CREDIT REQUEST

From:    HomeOwners Mortgage & Equity, Inc. d/b/a Home, Inc.
         6836 Austin Center Blvd.
         Suite 280
         Austin, Texas  78731
         Phone (512) 343-8911
         Fax (512) 343-1837

TO:      Guaranty Federal Bank, F.S.B.


1. HOMEOWNERS MORTGAGE & EQUITY, INC. D/B/A HOME, INC. requests an Advance in the amount and on the date specified from the Bank (cumulatively, a "Borrowing") in the cumulative amount and on the date herein specified, pursuant to the Warehouse Loan Agreement among Borrower, GUARANTY FEDERAL BANK, F.S.B. ("Bank"), dated as of June 1, 1996, as amended to date (the "Agreement"), and hereby grants to Bank, in accordance with the provisions of that certain Security Agreement, dated as of even date with the Agreement, between Borrower and the Bank, as amended to date, a security interest and Lien in the Mortgage Collateral described on SCHEDULE A-I. Capitalized terms used herein and defined in the Agreement shall be used herein as so defined.

2.   (a)  Borrowings requested:

          (i) Borrower hereby requests a Borrowing in the principal amount of $__________.

          (ii)  Requested Borrowing Date:  _______________, 199__.

          (iii) CHECK ONE ONLY:

          [ ] Regular: Borrower hereby grants to the Bank a security interest in each Mortgage Note described on Schedule I attached hereto.

          [ ] Pending: Borrower has previously granted to Bank a security interest pursuant to a Delivery Commitment Certificate in each Mortgage Note funded by this Advance and does hereby ratify and reconfirm such security interest.

          [Regular Mortgage Loans and Pending Mortgage Loans shall not be contained on the same Credit Request. Separate Credit Requests must be done.]

     (b) Requirement of Agreement: Maximum of one hundred twenty (120) days in the Borrowing Base for all Title I Loans currently in the Borrowing Base including those related to this proposed Advance.

          Requirement satisfied     _______.

          Requirement not satisfied _______.

     (c) Requirement of Agreement: Maximum of ninety (90) days in the Borrowing Base for any Non-Title I Loan to all such Loans currently in the Borrowing Base including those related to this proposed Advance.

          Requirement satisfied     _______.

          Requirement not satisfied _______.

     (d) Requirement of Agreement: No Mortgage Loans in the Borrowing Base are in default including those related to this proposed Advance.

          Requirement satisfied     _______.

          Requirement not satisfied _______.

     (e) Requirement of Agreement: Maximum of $2,000,000 comprised of Second Lien Mortgage Loans which are Conventional Loans presently in the Borrowing Base including those related to this proposed Advance.

          Requirement satisfied     _______.

          Requirement not satisfied _______.

     (f) Requirement of Agreement: Cumulative Collateral Value at any time attributable to Other Title I Loans limited to $750,000.00 presently in the Borrowing Base including those related to this proposed Advance.

          Requirement satisfied     _______.

          Requirement not satisfied _______.

     (g) Requirement of Agreement: Cumulative Collateral Value attributable to Unsecured Loans limited to $750,000.00 presently in the Borrowing Base including those related to this proposed Advance.

          Requirement satisfied     _______.

          Requirement not satisfied _______.

     (h) Requirement of Agreement: Cumulative Collateral Value attributable to Non-Title I Loans limited to $2,000,000.00 presently in the Borrowing Base including those related to this proposed Advance.

          Requirement satisfied     _______.

          Requirement not satisfied _______.

     (i) Requirement of Agreement: All Mortgage Loans presently in the Borrowing Base including those related to this proposed Advance qualify as Warehoused Loans.

          Requirement satisfied     _______.

          Requirement not satisfied _______.

3.   The undersigned officer of Borrower represents and warrants to the Bank:

     (a) Borrower is entitled to receive the requested Borrowing under the terms and conditions of the Agreement;

     (b) all items which Borrower is required to furnish to the Bank pursuant to the Agreement accompany this Credit Request;

     (c) all Mortgage Collateral offered hereby conforms in all respects with the applicable requirements set forth in the Agreement and the Security Agreement;

     (d)  no Default has occurred and is continuing under the Agreement;

     (e) no change or event which constitutes a Material Adverse Effect has occurred;

     (f) each Mortgage Loan has been closed and funded with advance(s) (an "Advance") made by the Bank pursuant to the Agreement, such Advance constituting "new value" as that term is used in Section 9.304(d) of the Texas Business and Commerce Code (or the corresponding provision of the Code of any other applicable jurisdiction).

     (g) Bank has a first perfected security interest in and first lien upon said Mortgage Loan, including, without limitation, in the promissory note evidencing such Mortgage Loan (the "Mortgage Note").

     (h) the Mortgage Note and all other documents, instruments and agreements required to be delivered to Bank pursuant to Section 2.03 of the Agreement with respect to such Mortgage Loan (the "Required Documents"), have been delivered to Bank.

     Borrower hereby acknowledges and agrees that any Advance relating to the Mortgage Loan described below is secured by all Collateral in which Bank has a security interest under the Agreement and Loan Documents.

4. Borrower represents and warrants that Borrower holds with respect to each of the Mortgage Notes hereby offered the following:

     (a) unless delivered herewith, the original filed copy of the Mortgage relating to such Mortgage Note;

     (b) if applicable, mortgagee policies of title insurance conforming to the requirements of the Bank or binding commitments for the issuance of same;

     (c) if applicable, insurance policies insuring the mortgaged premises as required by the Bank; and

     (d) unless delivered herewith, an original executed Take-Out Commitment relating to such Mortgage Note.

     Borrower agrees that it holds the above items in trust for the Bank, and will at any time deliver the same to the Bank upon request or, upon written instructions from the Bank, to any Person designated by the Bank. Borrower further agrees that it will not deliver any of the above items, nor give, transfer, or assign any interest in same, to any Person other than the Bank (or the Person or Persons designated by the Bank) without the prior written consent of the Bank.

5. The representations and warranties of Borrower contained in the Agreement and those contained in each other Loan Document to which Borrower is a party are true and correct in all respects on and as of the date hereof.

                              HomeOwners Mortgage & Equity, Inc.
                              d/b/a Home, Inc.,
                              a Delaware corporation


Date:____________, 199___     By:_______________________________
                                 Tommy M. Parker,
                                 Executive Vice President



STATE OF TEXAS           (S)
                         (S)
COUNTY OF TRAVIS         (S)


     This instrument was ACKNOWLEDGED before me the ____ day of ___________, 199___, by Tommy M. Parker, Executive Vice President of HOMEOWNERS MORTGAGE & EQUITY, INC. D/B/A HOME, INC., a Delaware corporation, on behalf of said corporation.


                                 _______________________________
                                 Notary Public - State of Texas

My Commission expires:           _______________________________
______________________           Printed Name of Notary

                                  SCHEDULE A-I
                                 MORTGAGE NOTES



                  Original
Type of          Principal                                   Interest  Maturity   Loan
Loan       Date   Amount    Collateral Value   Maker  Payee    Rate      Date    Number   Originator
---------  ----  ---------  ----------------   -----  -----  --------  --------  ------   ----------

LEGEND:

Base          -   Base Title I Loans (98% advance rate)
Other         -   Other Title I Loans (97% advance rate)
Unsecured     -   Unsecured Loans (97% advance rate)
Non-Title I   -   Non-Title I Loans (97% advance rate)

                                                                       EXHIBIT B

                    FORM OF DELIVERY COMMITMENT CERTIFICATE
                              [PENDING LOANS ONLY]

          HOMEOWNERS MORTGAGE & EQUITY, INC. D/B/A HOME, INC. ("BORROWER") hereby notifies GUARANTY FEDERAL BANK, F.S.B. ("BANK") under that certain Loan Agreement dated as of JUNE 1, 1996 (as amended, extended and replaced from time to time, the "AGREEMENT"), between Borrower and the Bank (as defined therein) that with respect to the Mortgage Loan referred to below:

     (  )  Such Mortgage Loan was funded and closed on ____________________: or

     (  )  Such Mortgage Loan will close and fund no later than __________ ( )
           Business Day(s) from the date hereof.

     Borrower hereby acknowledges, agrees and confirms with respect to such Mortgage Loan as follows:

     1. Such Mortgage Loan has been, or will be, closed and funded with advance(s) (an "Advance") made by the Bank pursuant to the Agreement, such Advance constituting "new value" as that term is used in Section 9.304(d) of the Texas Business and Commerce Code (or the corresponding provision of the Code of any other applicable jurisdiction).

     2. Borrower does hereby grant to Bank a first lien perfected security interest in and to said Mortgage Loan, including, without limitation, in the promissory note evidencing such Mortgage Loan (the "MORTGAGE NOTE").

     3. The Mortgage Note and all other documents, instruments and agreements required to be delivered to Bank pursuant to SECTION 2.03 AND 3.02 of the Agreement with respect to such Mortgage Loan (the "Required Documents"), either have been delivered to Bank or are being transmitted to Bank and will be in the possession of Bank on or before the fifth (5th) Business Day after the date hereof.

     4. Until the required documents for such Mortgage Loan are delivered to Bank, they will be held in trust for Bank, segregated and conspicuously marked to show the interest of Bank therein. Borrower assumes all responsibility for loss, damage or deterioration of such Mortgage Loan and the Required Documents relating thereto until the same are in the possession of Bank and will make no disposition of such Mortgage Loan and Required Documents other than to Bank.

     5. In the event the required documents for such Mortgage Loan are not received by Bank by the date required under Paragraph 3 above, Borrower shall immediately (a) prepay the full amount of any Advance relating to such Mortgage Loan (and Bank may debit the Borrower's Funding Account for the full amount thereof) or (b) deliver additional Mortgage Collateral, the Collateral Value of which is equal to or greater than the amount of such Advance, all as set forth in Section 2.04 of the Agreement. Borrower hereby acknowledges and agrees that any Advance relating to the Mortgage Loan described below is secured by all Collateral in which Bank has a security interest under the Agreement and Loan Documents.

     6. Capitalized terms not otherwise defined herein shall have the meanings assigned such terms in the Agreement.

     7. Identifying Information:

Loan Number:             Note Date:           Note Amount:
____________             __________           ____________


Mortgagor:          Note Rate:
__________          __________



PROPERTY ADDRESS:        LOAN TYPE:
_____________________    ______ BASE TITLE I

_____________________    ______ OTHER TITLE I

                         ______ UNSECURED

ESCROW OR TITLE COMPANY: ______ NON-TITLE I

_______________________

_______________________



DATE:______________ 19___

                            HOMEOWNERS MORTGAGE & EQUITY, INC.
                            D/B/A HOME, INC.,
                            a Delaware corporation


                            By:_________________________________
                              Name:__________________________
                              Title:_________________________



STATE OF TEXAS      (S)
                    (S)
COUNTY OF TRAVIS    (S)


     This instrument was ACKNOWLEDGED before me the ____ day of __________, 199___, by ___________________, _________________ of HOMEOWNERS MORTGAGE &
EQUITY, INC. D/B/A HOME, INC., a Delaware corporation, on behalf of said corporation.


                              ________________________________
                              Notary Public - State of Texas

My Commission expires:        ________________________________
_____________________               Printed Name of Notary

                                  EXHIBIT "D"

                               APPROVED INVESTORS

1.   FNMA

2.   Green Country Bank

3.   Pacific Southwest

4.   Keystone National Bank

5.   Cityscape

                                  EXHIBIT "G"

                       EXISTING AND PROPOSED INDEBTEDNESS


Existing Indebtedness:

     Description                                Amount
     -----------                                ------

     Revolving note payable to a
     ____________________, maturing
     July 29, 1996, bearing an interest
     rate of prime plus 2.00%                   1,354,031

     Capital lease obligations                     23,199
                                               ----------


                                               $
                                               ==========


     $ __________ loan from
     ______________________________

     $ __________ loan from
     ______________________________    [shall not be permitted indebtedness
                                       under Section 7.02 after April 30, 1997]


Proposed Indebtedness:


     $_______________ loan from
     ______________________________

     $_______________ loan from
     ______________________________

                                                                            [WH]

                                  EXHIBIT "H"


                            CERTIFICATE ACCOMPANYING
                              FINANCIAL STATEMENTS


          Reference is made to that certain Loan Agreement dated as of JUNE 1, 1996 (as from time to time amended, the "AGREEMENT"), by and between HOMEOWNERS MORTGAGE & EQUITY, INC. D/B/A HOME, INC. ("BORROWER") and GUARANTY FEDERAL BANK, F.S.B. ("BANK"), which Agreement is in full force and effect on the date hereof. Terms which are defined in the Agreement are used herein with the meanings given them in the Agreement.

          This Certificate is furnished pursuant to Sections 6.01(a) or 6.01(b) of the Agreement. Together herewith Borrower is furnishing to Bank Borrower's audited annual financial statements or monthly financial statement (the "Financial Statements") dated ______________ (the "Reporting Date"). Borrower hereby represents, warrants, and acknowledges to Bank that:

          (a) the officer of Borrower signing this instrument is the duly elected, qualified and acting ___________________________ of
               Borrower and as such is Borrower's chief financial officer;

          (b) the Financial Statements are accurate and complete and satisfy the requirements of the Agreement;

          (c) attached hereto is SCHEDULE H-1 showing Borrower's compliance as of the Reporting Date with the requirements of Sections 7.01 through 7.20 of the Agreement and Borrower's non-compliance as of such date with the requirements of Section(s)
               ____________________ of the Agreement;

          (d) on the Reporting Date Borrower was, and on the date hereof Borrower is, in full compliance with the disclosure requirements of Section 6.01 of the Agreement, and no Default otherwise existed on the Reporting Date or otherwise exists on the date of this instrument [except for Default(s) under Section(s) ____________________ of the Agreement, which (is/are] more fully described on a schedule attached hereto).

     The officer of Borrower signing this instrument hereby certifies that he has reviewed the Loan Documents and the Financial Statements and has otherwise undertaken such inquiry as is in his opinion necessary to enable him to express an informed opinion with respect to the above representations, warranties and acknowledgments of Borrower and, to the best of his knowledge, such representations, warranties, and acknowledgments are true, correct and complete.

     IN WITNESS WHEREOF, this instrument is executed as of _______________, 19______.

                              HOMEOWNERS MORTGAGE & EQUITY, INC.
                              D/B/A HOME, INC., a Delaware corporation

                              By:_________________________________
                                 Tommy M. Parker,
                                 Executive Vice President

STATE OF TEXAS      (S)
                    (S)
COUNTY OF DALLAS    (S)


     This instrument was ACKNOWLEDGED before me the ____ day of __________, 199__, by Tommy M. Parker, Executive Vice President of HOMEOWNERS MORTGAGE & EQUITY, INC. D/B/A HOME, INC., a Delaware corporation, on behalf of said corporation.


                                    ________________________________
                                    Notary Public - State of Texas

My Commission expires:              ________________________________
_____________________               Printed Name of Notary

                                                                       EXHIBIT H

                                  Schedule H-1

Financial Covenants           Required             Actual or
-------------------           --------             ---------
                                                   [IN COMPLIANCE]*
                                                   ---------------

1) No Merger [7.01]:                                  [YES] or [NO] *

2) Limitation on Indebtedness
     of Borrower [7.02]:                              [YES] or [NO] *

3) Fiscal Year Method of
     Accounting [7.03]:                               [YES] or [NO] *

4) Lines of Business [7.04]:                          [YES] or [NO] *

5) Negative Pledge [7.05]:                            [YES] or [NO] *

6) Loans, Advances and
     Investments of Borrower
     and Affiliates [7.06]:                           [YES] or [NO] *

7) Use of Proceeds [7.07]:                            [YES] or [NO] *

8) Actions Mortgage Collateral [7.08]:                [YES] or [NO] *

9) Operational Changes [7.09]:                        [YES] or [NO] *

10) Compliance with ERISA [7.10]:                     [YES] or [NO] *

11) Net Worth of Borrower       Not less than
     [7.11]:                    6.2(A) figure plus
                                7.11(B) & (C)               _______

12) Tangible Net Worth of       Not less than
     Borrower [7.12]:           HUD, FNMA, GNMA,
                                FHLMC minimum               _______

13) Adjusted Tangible Net
     Worth of Borrower        Not less than the
     [7.13]:                  greater of (a) ATNW
                              requirement for preceding
                              quarter and (b) 80% of
                              present ATNW                  _______

14) Total Liabilities to
     Adjusted Tangible Net          Not less than
     Worth [7.14]:                  3.5 to 1.0               _______

15) Management [7.15]:                                   [YES] or [NO] *

16) Interested Transactions [7.16]:                      [YES] or [NO] *

17) Transfer of Stock [7.17]:                            [YES] or [NO] *

18) Investor Information [7.18]:                         [YES] or [NO] *

19) No Subsidiaries [7.19]:                              [YES] or [NO] *

20) Liquidity [7.20]:          Not less than
                               $500,000.00                     _______


                         HOMEOWNERS MORTGAGE & EQUITY, INC.
                         D/B/A HOME, INC., a Delaware corporation



                         By:  _______________________________
                              __________________, ___________


______________________________
          [Date]



STATE OF TEXAS      (S)
                    (S)
COUNTY OF TRAVIS    (S)


     This instrument was ACKNOWLEDGED before me the ____ day of __________, 199__, by _________________, _________________ of HOMEOWNERS MORTGAGE & EQUITY,
INC. D/B/A HOME, INC., a Delaware corporation, on behalf of said corporation.


                                    ________________________________
                                    Notary Public - State of Texas

My Commission expires:              ________________________________
_____________________               Printed Name of Notary

                        A Continuation of Schedule H-1


            ------------------------------------------------------
                                                           Most
                                                          Recent
                                                         Quarter-
                                                           end
            ------------------------------------------------------
                                                         12/31/96
            ------------------------------------------------------
            GAAP Net Worth                            $  8,726,493
            LESS:
            Capitalized Servicing                      (10,521,807)
            Account Receivable - Parent                   (441,888)
            Intangibles                                     (1,295)
            PLUS:
            90% of Capitalized Servicing                 9,469,626
                                                      ------------
            Adjusted Tangible Net Worth               $  7,231,129

            (A) Current Covenant (calculated at       $  3,705,399
            previous quarter end)
            (B) 80% of ATNW (calculated at this       $  5,784,903
            quarter)
            (C) New Covenant for next three months $ 5,784,903 (greater of A and B)
            ------------------------------------------------------

NET WORTH

GAAP Net Worth at last FYE                              _______________
PLUS:
80% OF Cumulative Quarterly Net Income since FYE        _______________
PLUS:
100% of Capital Contributions since FYE                 _______________
EQUALS:
Covenant Required Net Worth                             _______________
Net Worth                                               _______________
In Compliance?                                                Y/N
                                                        _______________

ADJUSTED TANGIBLE NET WORTH
GAAP Net Worth                                          _______________
LESS:
Capitalized Servicing                                   _______________
Account Receivable - Parent                             _______________
Intangibles                                             _______________
PLUS:                                                   _______________
90% of Capitalized Servicing                            _______________
Adjusted Tangible Net Worth                             _______________
Covenant (see table above)                              _______________
In Compliance?                                                Y/N
                                                        _______________

LEVERAGE RATIO
Total Liabilities                                       _______________
Adjusted Tangible Net Worth                             _______________
Leverage                                                _______________
Covenant (not to exceed)                                     3.5:1
                                                        _______________
In Compliance?                                                Y/N
                                                        _______________


LIQUIDITY
Unrestricted Cash                                       _______________
PLUS:
Net Collateral Surplus                                  _______________
LESS:
Warehouse Borrowings                                    _______________
EQUALS:
Liquidity                                               _______________

Covenant                                                   $500,000
                                                        _______________

In Compliance?                                                Y/N
                                                        _______________

REPURCHASED/INVESTMENT LOANS
Repurchased/Investment Loans on Balance Sheet           _______________
Covenant (maximum)                                         $500,000
                                                        _______________
In Compliance?                                                Y/N
                                                        _______________



LTV (FOR WORKING CAPITAL LINE)

(A)  UPS of FNMA Excess Servicing Rights                _______________
(B)  Most Recent Quarterly Valuation                                 %
     Dated (Date of Valuation)                          _______________
(C)  Value of FNMA Excess Servicing Rights
     (A) x (B)                                          _______________
(D)  (C) x .50                                          _______________
(E)  Capitalized FNMA Excess Servicing                  _______________
(F)  Lesser of (D) or (E)                               _______________
(G)  Working Capital Principal Balance                  _______________
     Loan to Value (G) - (F)                                         %
                                                        _______________

                                 "EXHIBIT "I"

                                PLEDGE AGREEMENT
                                 [BANK ACCOUNT]


     THIS PLEDGE AGREEMENT ("AGREEMENT") is made as of the ____ day of FEBRUARY, 1997, by HOMEOWNERS MORTGAGE & EQUITY, INC., A DELAWARE CORPORATION, D/B/A HOME, INC. (hereinafter called "PLEDGOR", whether one or more), in favor of GUARANTY FEDERAL BANK, F.S.B. ("BANK" or "SECURED PARTY"). Pledgor hereby agrees with Bank as follows:

     1. DEFINITIONS. As used in this Agreement, terms not defined herein shall have the definitions contained in the Loan Agreement executed by and between Borrower and Bank dated June 1, 1996 (together with all amendments, the "LOAN AGREEMENT"). The following terms shall have the meanings indicated below:

          (a) The term "BORROWER" shall mean HOMEOWNERS MORTGAGE & EQUITY, INC., A DELAWARE CORPORATION, D/B/A HOME, INC.

          (b) The term "CODE" shall mean the Uniform Commercial Code as in effect in the State of Texas on the date of this Agreement or as it may hereafter be amended from time to time.

          (c) The term "COLLATERAL" shall mean all THE BANK ACCOUNTS SPECIFICALLY DESCRIBED ON SCHEDULE "A" ATTACHED HERETO AND MADE A PART HEREOF. The term Collateral, as used herein, shall also include (i) all certificates, instruments and/or other documents evidencing the foregoing and all cash or monies contained in any bank accounts, (ii) all bank accounts and certificates of deposit which are renewals, replacements and substitutions of all of the foregoing, (iii) all Additional Property (as hereinafter defined), (iv) and all PROCEEDS of all of the foregoing. The designation of proceeds does not authorize Pledgor to sell, transfer or otherwise convey any of the foregoing property. The delivery at any time by Pledgor to Secured Party of any property as a pledge to secure payment or performance of any indebtedness or obligation whatsoever shall also constitute a pledge of such property as Collateral hereunder.

          (d) The term "INDEBTEDNESS" shall mean:

               (i) all indebtedness, obligations and liabilities of Borrower to Secured Party of any kind or character relating to that certain Promissory Note (together with all modifications and amendments thereto, the "NOTE") executed by Borrower payable to the order of Bank dated JUNE 1, 1996 in the stated amount of $2,000,000.00 (INCREASED BY SUBSEQUENT MODIFICATIONS TO $15,000,000.00), now existing or hereafter arising, whether direct, indirect, related, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above, (iii) all obligations of Borrower to Secured Party under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and (ii) above, (iv) all costs and expenses incurred by Secured Party in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys' fees, and (v) all renewals, extensions, amendments, modifications, increases and rearrangements of the indebtedness and obligations described in (I),
          (II), (III) AND (IV) above.

PLEDGE AGREEMENT - PAGE 1

          (e) The term "LOAN DOCUMENTS" shall mean all instruments and documents evidencing, securing, governing, guaranteeing and/or pertaining to the Indebtedness.

          (f) The term "OBLIGATED PARTY" shall mean any party other than Borrower who secures, guarantees and/or is otherwise obligated to pay all or any portion of the Indebtedness.

          (g) The term "SECURED PARTY" shall mean Bank, its successors and assigns, including without limitation, any party to whom Bank, or its successors or assigns, may assign its rights and interests under this Agreement.

All words and phrases used herein which are expressly defined in Section 1.201, Chapter 8 or Chapter 9 of the Code shall have the meaning provided for therein. Other words and phrases defined elsewhere in the Code shall have the meaning specified therein except to the extent such meaning is inconsistent with a definition in Section 1.201, Chapter 8 or Chapter 9 of the Code.

     2. SECURITY INTEREST. As security for the Indebtedness, Pledgor, for value received, hereby grants to Secured Party a continuing security interest in the Collateral and pledges the Collateral to Secured Party.

     3. ADDITIONAL PROPERTY. Collateral shall also includes the following property (collectively, the "ADDITIONAL PROPERTY") which Pledgor becomes entitled to receive or shall receive in connection with any other Collateral:
(a) any replacement bank accounts or certificates of deposit, the holder's right to payment of interest, and (b) any interest or principal payments; provided, however, that until the occurrence of an Event of Default (as hereinafter defined), Pledgor shall be entitled to receive all interest paid on the Collateral. All Additional Property received by Pledgor shall be received in trust for the benefit of Secured Party. All Additional Property and all certificates or other written instruments or documents evidencing and/or representing the Additional Property that is received by Pledgor, together with such instruments of transfer as Secured Party may request, shall immediately be delivered to or deposited with Secured Party and held by Secured Party as Collateral under the terms of this Agreement. Secured Party shall be deemed to have possession of any Collateral in transit to Secured Party or its agent.

     4. MAINTENANCE OF COLLATERAL. Other than the exercise of reasonable care to assure the safe custody of any Collateral in Secured Party's possession from time to time, Secured Party does not have any obligation, duty or responsibility with respect to the Collateral. Without limiting the generality of the foregoing, Secured Party shall not have any obligation, duty or responsibility to do any of the following: (a) ascertain any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to the Collateral or informing Pledgor with respect to any such matters; (b) fix, preserve or exercise any right, privilege or option (whether conversion, redemption or otherwise) with respect to the Collateral unless (i) Pledgor makes written demand to Secured Party to do so, (ii) such written demand is received by Secured Party in sufficient time to permit Secured Party to take the action demanded in the ordinary course of its business, and (iii) Pledgor provides additional collateral, acceptable to Secured Party in its sole discretion; (c) collect any amounts payable in respect of the Collateral (Secured Party being liable to account to Pledgor only for what Secured Party may actually receive or collect thereon); (d) sell all or any portion of the Collateral to avoid market loss; (e) sell all or any portion of the Collateral unless and until (i) Pledgor makes written demand upon Secured Party to sell the Collateral, and (ii) Pledgor provides additional collateral, acceptable to Secured Party in its sole discretion; or (f) hold the Collateral for or on behalf of any party other than Pledgor.

     5. REPRESENTATIONS AND WARRANTIES. Pledgor hereby represents and warrants the following to Secured Party:

PLEDGE AGREEMENT - PAGE 2

          (A) DUE AUTHORIZATION. The execution, delivery and performance of this Agreement and all of the other Loan Documents by Pledgor have been duly authorized by all necessary corporate action of Pledgor, to the extent Pledgor is a corporation, or by all necessary partnership action, to the extent Pledgor is a partnership.

          (B) ENFORCEABILITY. This Agreement and the other Loan Documents constitute legal, valid and binding obligations of Pledgor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.

          (C) OWNERSHIP AND LIENS. Pledgor has good and marketable title to the Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement. No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. Pledgor has not executed any other security agreement currently affecting the Collateral and no financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Secured Party. PLEDGOR SHALL OBTAIN FROM FROST NATIONAL BANK, AUSTIN, TEXAS THE BAILMENT AGREEMENT IN THE FORM ATTACHED HERETO AS EXHIBIT "B" WHICH CONTAINS A WAIVER OF LIENS, SECURITY INTERESTS AND OFFSET RIGHTS.

          (D) NO CONFLICTS OR CONSENTS. Neither the ownership, the intended use of the Collateral by Pledgor, the grant of the security interest by Pledgor to Secured Party herein nor the exercise by Secured Party of its rights or remedies hereunder, will (i) conflict with any provision of (A) any domestic or foreign law, statute, rule or regulation, (B) the articles or certificate of incorporation, charter, bylaws or partnership agreement, as the case may be, of Pledgor, or (C) any agreement, judgment, license, order or permit applicable to or binding upon Pledgor or otherwise affecting the Collateral, or (ii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of Pledgor or of any person except as may be expressly contemplated in the Loan Documents. Except as expressly contemplated in the Loan Documents, no consent, approval, authorization or order of, and no notice to or filing with, any court, governmental authority or third party is required in connection with the grant by Pledgor of the security interest herein or the exercise by Secured Party of its rights and remedies hereunder.

          (E) SECURITY INTEREST. Pledgor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any lien, security interest or other charge or encumbrance. This Agreement creates a legal, valid and binding security interest in favor of Secured Party in the Collateral.

          (F) LOCATION. Pledgor's residence or chief executive office, as the case may be, and the office where the records concerning the Collateral are kept is located at its address set forth on the signature page hereof.

          (G) SOLVENCY OF PLEDGOR. As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Pledgor at the time of the execution of this Agreement, (i) Pledgor is and will be solvent, (ii) the fair saleable value of Pledgor's assets exceeds and will continue to exceed Pledgor's liabilities (both fixed and contingent), (iii) Pledgor is and will continue to be able to pay its debts as they mature, and (iv) if Pledgor is not an individual, Pledgor has and will have sufficient capital to carry on Pledgor's businesses and all businesses in which Pledgor is about to engage.

PLEDGE AGREEMENT - PAGE 3

          (H) NATURE OF OWNERSHIP. Pledgor is the registered owner of the securities pledged as Collateral and a certificate has been issued in Pledgor's name to evidence Pledgor's ownership in such securities.

          (I) CHATTEL PAPER, DOCUMENTS AND INSTRUMENTS. The security interest in chattel paper, documents and instruments of Pledgor granted hereunder is valid and genuine, and all such chattel paper, documents and instruments have only one original counterpart. No party other than Pledgor or Secured Party is in actual or constructive possession of any such chattel paper, documents or instruments.

     6. AFFIRMATIVE COVENANTS. Pledgor will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective unless Secured Party shall otherwise consent in writing.

          (A) OWNERSHIP AND LIENS. Pledgor will maintain good and marketable title to all Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted by the other Loan Documents. Pledgor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. Pledgor will cause any financing statement or other security instrument with respect to the Collateral to be terminated, except as may exist or as may have been filed in favor of Secured Party. Pledgor will defend at its expense Secured Party's right, title and security interest in and to the Collateral against the claims of any third party.

          (B) INSPECTION OF BOOKS AND RECORDS. Pledgor will keep adequate records concerning the Collateral and will permit Secured Party and all representatives and agents appointed by Secured Party to inspect Pledgor's books and records of or relating to the Collateral at any time during normal business hours, to make and take away photocopies, photographs and printouts thereof and to write down and record any such information.

          (C) ADVERSE CLAIM. Pledgor covenants and agrees to promptly notify Secured Party of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or the security interest created hereunder and, at Pledgor's expense, defend Secured Party's security interest in the Collateral against the claims of any third party. Pledgor also covenants and agrees to promptly deliver to Secured Party a copy of all written notices received by Pledgor with respect to the Collateral, including without limitation, notices received from the issuer of any securities pledged hereunder as Collateral.

          (D) DELIVERY OF INSTRUMENTS AND/OR CERTIFICATES. Contemporaneously herewith, Pledgor covenants and agrees to deliver to Secured Party any certificates, documents or instruments representing or evidencing the Collateral, with Pledgor's endorsement thereon and/or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a bank or member firm of the New York Stock Exchange, all in form and substance satisfactory to Secured Party. If required by Secured Party, Pledgor also covenants and agrees to cooperate with Secured Party in registering the pledge of the securities pledged as Collateral with the issuer of such securities.

          (E) FURTHER ASSURANCES. Pledgor will from time to time at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or

PLEDGE AGREEMENT - PAGE 4
     purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation, executing and filing such financing or continuation statements, or any amendments thereto.

          (F) GOVERNMENTAL SECURITIES. Pledgor covenants and agrees that with respect to any securities issued by an agency or department of the United States pledged as Collateral, Pledgor shall, at Secured Party's request, cause such securities to be registered in Secured Party's name or with Secured Party's account maintained with a Federal Reserve Bank.

          (G) CHATTEL PAPER, DOCUMENTS AND INSTRUMENTS. Pledgor will take such action as may be requested by Secured Party in order to cause any chattel paper, documents or instruments to be valid and enforceable and will cause all chattel paper to have only one original counterpart. Upon request by Secured Party, Pledgor will deliver to Secured Party all originals of chattel paper, documents or instruments and will mark all chattel paper with a legend indicating that such chattel paper is subject to the security interest granted hereunder.

     7. NEGATIVE COVENANTS. Pledgor will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective, unless Secured Party shall otherwise consent in writing.

          (A) TRANSFER OR ENCUMBRANCE. Pledgor will not (i) sell, assign (by operation of law or otherwise) or transfer Pledgor's rights in any of the Collateral, (ii) grant a lien or security interest in or execute, file or record any financing statement or other security instrument with respect to the Collateral to any party other than Secured Party, or (iii) deliver actual or constructive possession of any certificate, instrument or document evidencing and/or representing any of the Collateral to any party other than Secured Party.

          (B) IMPAIRMENT OF SECURITY INTEREST. Pledgor will not take or fail to take any action which would in any manner impair the value or enforceability of Secured Party's security interest in any Collateral.

     8. RIGHTS OF SECURED PARTY. Secured Party shall have the rights contained in this Section at all times during the period of time this Agreement is effective.

          (A) POWER OF ATTORNEY. Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, to take any action and to execute any instrument which Secured Party may from time to time in Secured Party's discretion deem necessary or appropriate to accomplish the purposes of this Agreement, including without limitation, the following action: (i) transfer any securities, instruments, documents or certificates pledged as Collateral in the name of Secured Party or its nominee; (ii) use any interest, premium or principal payments, conversion or redemption proceeds or other cash proceeds received in connection with any Collateral to reduce any of the Indebtedness; (iii) exchange any of the securities pledged as Collateral for any other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, and, in connection therewith, to deposit and deliver any and all of such securities with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as Secured Party may deem necessary or appropriate; (iv) exercise or comply with any conversion, exchange, redemption, subscription or any other right, privilege or option pertaining to any securities pledged as Collateral; provided, however, except as provided

PLEDGE AGREEMENT - PAGE 5
     herein, Secured Party shall not have a duty to exercise or comply with any such right, privilege or option (whether conversion, redemption or otherwise) and shall not be responsible for any delay or failure to do so; and (v) file any claims or take any action or institute any proceedings which Secured Party may deem necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Secured Party with respect to the Collateral.

          (B) PERFORMANCE BY SECURED PARTY. If Pledgor fails to perform any agreement or obligation provided herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be a part of the Indebtedness, secured by the Collateral and payable by Pledgor on demand.

Notwithstanding any other provision herein to the contrary, Secured Party does not have any duty to exercise or continue to exercise any of the foregoing rights and shall not be responsible for any failure to do so or for any delay in doing so.

     9. EVENTS OF DEFAULT. Each of the following constitutes an "EVENT OF DEFAULT" under this Agreement:

          (A) FAILURE TO PAY INDEBTEDNESS. The failure, refusal or neglect of Borrower to make payment of the Indebtedness or any portion thereof, as the same shall become due and payable at maturity (whether by acceleration or otherwise); or

          (B) NON-PERFORMANCE OF COVENANTS. The failure of Borrower or any Obligated Party to timely and properly observe, keep or perform any covenant, agreement, warranty or condition required herein; provided, however, with respect to such defaults (other than those specified in SUBPARAGRAPH 9(A), OR 9(C) THROUGH 9(H) for which no notice and opportunity to cure shall be available unless such opportunity is specifically provided in such individual subparagraphs), Borrower will have thirty (30) days after notice of default from Bank within which to cure such default; or

          (C) DEFAULT UNDER OTHER LOAN DOCUMENTS. The occurrence of an event of default under any of the other Loan Documents; or

          (D) FALSE REPRESENTATION. Any representation contained herein or in any of the other Loan Documents made by Borrower or any Obligated Party is false or misleading in any material respect; or

          (E) DEFAULT TO THIRD PARTY. The occurrence of any event which permits the acceleration of the maturity of any indebtedness owing by Borrower or any Obligated Party to any third party under any agreement or undertaking; or

          (F) BANKRUPTCY OR INSOLVENCY. If Borrower or any Obligated Party: (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; (ii) generally is not paying its debts as such debts become due; (iii) has a receiver or custodian appointed for, or take possession of, all or substantially all of the assets of such party or any of the Collateral, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within thirty (30) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession; (iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called "APPLICABLE BANKRUPTCY

PLEDGE AGREEMENT - PAGE 6

     LAW") or an involuntary petition for relief is filed against such party under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within sixty (60) days after the filing thereof, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party; (v) fails to have discharged within a period of thirty (30) days any attachment, sequestration or similar writ levied upon any property of such party; or (vi) fails to pay within thirty (30) days any final money judgment against such party; or

          (G) EXECUTION ON COLLATERAL. The Collateral or any portion thereof is taken on execution or other process of law in any action against Pledgor; or

          (H) ACTION BY OTHER LIENHOLDER. The holder of any lien or security interest on any of the assets of Pledgor, including without limitation, the Collateral (without hereby implying the consent of Secured Party to the existence or creation of any such lien or security interest on the Collateral), declares a default thereunder or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

     10. REMEDIES AND RELATED RIGHTS. If an Event of Default shall have occurred, and without limiting any other rights and remedies provided herein, under any of the other Loan Documents or otherwise available to Secured Party, Secured Party may exercise one or more of the rights and remedies provided in this Section.

          (A) REMEDIES. Secured Party may from time to time at its discretion, without limitation and without notice except as expressly provided in any of the Loan Documents:

                    (I) exercise in respect of the Collateral all the rights and remedies of a secured party under the Code (whether or not the Code applies to the affected Collateral);

                    (II) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest granted hereunder by any available judicial procedure;

                    (III) sell or otherwise dispose of, at its office, on the premises of Pledgor or elsewhere, the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Indebtedness has been paid and performed in full), and at any such sale or other disposition it shall not be necessary to exhibit any of the Collateral;

                    (IV) buy the Collateral, or any portion thereof, at any public sale;

                    (V) buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

                    (VI) apply for the appointment of a receiver for the Collateral, and Pledgor hereby consents to any such appointment;

                    (VII) at its option, retain the Collateral in satisfaction of the Indebtedness whenever the

PLEDGE AGREEMENT - PAGE 7
          circumstances are such that Secured Party is entitled to do so under the Code or otherwise;

                    (VIII) REQUIRE FROST NATIONAL BANK TO WIRE TRANSFER ALL FUNDS IN SUCH ACCOUNTS TO SECURED PARTY; AND

                    (IX) NOTIFY ALL MORTGAGORS UNDER NOTES PLEDGED TO SECURED PARTY TO MAKE ALL FUTURE PAYMENTS DIRECTLY TO SECURED PARTY RATHER THAN TO BORROWER OR ANY ACCOUNTS OF BORROWER WHETHER OR NOT AT FROST NATIONAL BANK.

     Pledgor agrees that in the event Pledgor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral, reasonable notice shall be deemed given when such notice is deposited in a depository receptacle under the care and custody of the United States Postal Service, postage prepaid, at Pledgor's address set forth on the signature page hereof, five (5) days prior to the date of any public sale, or after which a private sale, of any of such Collateral is to be held. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor further acknowledges and agrees that the redemption by Secured Party of any certificate of deposit pledged as Collateral shall be deemed to be a commercially reasonable disposition under Section 9.504(c) of the Code.

          (B) PRIVATE SALE OF SECURITIES. Pledgor recognizes that Secured Party may be unable to effect a public sale of all or any part of the securities pledged as Collateral because of restrictions in applicable federal and state securities laws and that Secured Party may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that each any such private sale may be at prices and other terms less favorable then what might have been obtained at a public sale and, notwithstanding the foregoing, agrees that each such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer to register such securities for public sale under any federal or state securities laws. Pledgor further acknowledges and agrees that any offer to sell such securities which has been made privately in the manner described above to not less than five (5) bona fide offerees shall be deemed to involve a "public sale" for the purposes of Section 9.504(c) of the Code, notwithstanding that such sale may not constitute a "public offering" under any federal or state securities laws and that Secured Party may, in such event, bid for the purchase of such securities.

          (C) APPLICATION OF PROCEEDS. If any Event of Default shall have occurred, Secured Party may at its discretion apply or use any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the Collateral as follows in such order and manner as Secured Party may elect:

             (I) to the repayment or reimbursement of the reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Secured Party in connection with (A) the administration of the Loan Documents, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, and (C) the exercise or enforcement of any of the rights and remedies of

PLEDGE AGREEMENT - PAGE 8

          Secured Party hereunder;

            (II) to the payment or other satisfaction of any liens and other encumbrances upon the Collateral;

            (III)  to the satisfaction of the Indebtedness;

            (IV) by holding such cash and proceeds as Collateral;

             (V) to the payment of any other amounts required by applicable law (including without limitation, Section 9.504(a)(3) of the Code or any other applicable statutory provision); and

            (VI) by delivery to Pledgor or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise.

          (D) DEFICIENCY. In the event that the proceeds of any sale of, collection from, or other realization upon, all or any part of the Collateral by Secured Party are insufficient to pay all amounts to which Secured Party is legally entitled, Borrower and any party who guaranteed or is otherwise obligated to pay all or any portion of the Indebtedness shall be liable for the deficiency, together with interest thereon as provided in the Loan Documents.

          (E) NON-JUDICIAL REMEDIES. In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, Pledgor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. Pledgor recognizes and concedes that non-judicial remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm's length. Nothing herein is intended to prevent Secured Party or Pledgor from resorting to judicial process at either party's option.

          (F) OTHER RECOURSE. Pledgor waives any right to require Secured Party to proceed against any third party, exhaust any Collateral or other security for the Indebtedness, or to have any third party joined with Pledgor in any suit arising out of the Indebtedness or any of the Loan Documents, or pursue any other remedy available to Secured Party. Pledgor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension of the Indebtedness. Pledgor further waives any defense arising by reason of any disability or other defense of any third party or by reason of the cessation from any cause whatsoever of the liability of any third party. Until all of the Indebtedness shall have been paid in full, Pledgor shall have no right of subrogation and Pledgor waives the right to enforce any remedy which Secured Party has or may hereafter have against any third party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party. Pledgor authorizes Secured Party, and without notice or demand and without any reservation of rights against Pledgor and without affecting Pledgor's liability hereunder or on the Indebtedness, to (i) take or hold any other property of any type from any third party as security for the Indebtedness, and exchange, enforce, waive and release any or all of such other property,
     (ii) apply such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine, (iii) renew, extend, accelerate, modify, compromise, settle or release any of the Indebtedness or other security for the Indebtedness, (iv) waive, enforce or modify any of the provisions of any of the Loan Documents executed by any third party, and (v) release or substitute any third party.

          (G) INTEREST PAYMENTS.  Upon the occurrence of an Event of Default:

PLEDGE AGREEMENT - PAGE 9

             (i) all rights of Pledgor to receive and retain the interest payments which it would otherwise be authorized to receive and retain pursuant to SECTION 3 shall automatically cease, and all such rights shall thereupon become vested with Secured Party which shall thereafter have the sole right to receive, hold and apply as Collateral such interest payments; and

            (ii) all interest payments which are received by Pledgor contrary to the provisions of clause (i) of this Subsection shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Pledgor, and shall be forthwith paid over to Secured Party in the exact form received (properly endorsed or assigned if requested by Secured Party), to be held by Secured Party as Collateral.

     11. INDEMNIFICATION. IN CONSIDERATION OF THE INDEBTEDNESS OWED BY BORROWER TO SECURED PARTY, PLEDGOR AGREES TO INDEMNIFY AND DEFEND THE SECURED PARTY AND ANY PERSON DEEMED TO CONTROL THE SECURED PARTY AND THEIR RESPECTIVE DIRECTORS, OFFICERS, ATTORNEYS, AFFILIATES, AND EMPLOYEES (ANY AND ALL OF WHOM ARE REFERRED TO AS THE "INDEMNIFIED PARTY") FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, DEFICIENCIES, INTEREST, JUDGMENTS, DISBURSEMENTS, COSTS AND EXPENSES (INCLUDING BUT NOT LIMITED TO ATTORNEYS' FEES) INCURRED BY THEM OR ANY OF THEM DIRECTLY OR INDIRECTLY ARISING OUT OF OR BY REASON OF (I) ANY INVESTIGATION, LITIGATION OR OTHER PROCEEDING BROUGHT OR THREATENED, ARISING OUT OF OR BY REASON OF THE SECURED PARTY'S EXECUTION OF THIS AGREEMENT OR ANY LOAN DOCUMENT AND THE TRANSACTION CONTEMPLATED THEREBY, INCLUDING, BUT NOT LIMITED TO, ANY USE EFFECTED OR PROPOSED TO BE EFFECTED BY BORROWER OF THE PROCEEDS OF ADVANCES,
(II) ANY IMPOUNDMENT, ATTACHMENT OR RETENTION OF ANY OF THE COLLATERAL, AND
(III) ANY REPRESENTATION MADE BY PLEDGOR HEREUNDER OR BORROWER UNDER ANY OF THE LOAN DOCUMENTS; PROVIDED, HOWEVER, THAT NOTHING CONTAINED HEREIN SHALL BE CONSTRUED AS AN AGREEMENT BY PLEDGOR TO INDEMNIFY AND HOLD THE SECURED PARTY, ANY PERSON DEEMED TO CONTROL THE SECURED PARTY, OR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS OR EMPLOYEES HARMLESS FROM OR AGAINST ANY LOSSES, CLAIMS, DAMAGES, LIABILITIES, COSTS OR EXPENSES ARISING OUT OF THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUD OF THE SECURED PARTY, OR ANY OF ITS OFFICERS, DIRECTORS OR EMPLOYEES. WITHOUT LIMITING ANY PROVISION OF THIS PARAGRAPH, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON OR ENTITY TO BE INDEMNIFIED HEREUNDER SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, DEFICIENCIES, INTEREST, JUDGMENTS, DISBURSEMENTS, COSTS AND EXPENSES (INCLUDING BUT NOT LIMITED TO ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON OR ENTITY. THE SECURED PARTY SHALL NOT BE RESPONSIBLE OR LIABLE TO BORROWER, PLEDGOR OR ANY OTHER PERSON OR ENTITY FOR ANY CONSEQUENTIAL DAMAGES THAT MAY BE ALLEGED AS A RESULT OF OR IN CONNECTION WITH
(I), (II) AND (III) LISTED IN THIS PARAGRAPH. PLEDGOR'S OBLIGATIONS UNDER THIS PARAGRAPH SHALL SURVIVE THE COMMITMENT TERMINATION DATE, NOTWITHSTANDING ANYTHING TO THE CONTRARY. PLEDGOR SHALL PROVIDE SUCH INDEMNIFICATION AND DEFENSE UPON WRITTEN NOTICE FROM THE SECURED PARTY.

     12.  MISCELLANEOUS.

          (A) ENTIRE AGREEMENT. This Agreement contains the entire agreement of Secured Party and Pledgor with respect to the Collateral. If the parties hereto are parties to any prior agreement,

PLEDGE AGREEMENT - PAGE 10
     either written or oral, relating to the Collateral, the terms of this Agreement shall amend and supersede the terms of such prior agreements as to transactions on or after the effective date of this Agreement, but all security agreements, financing statements, guaranties, other contracts and notices for the benefit of Secured Party shall continue in full force and effect to secure the Indebtedness unless Secured Party specifically releases its rights thereunder by separate release.

          (B) AMENDMENT. No modification, consent or amendment of any provision of this Agreement or any of the other Loan Documents shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

          (C) ACTIONS BY SECURED PARTY. The lien, security interest and other security rights of Secured Party hereunder shall not be impaired by (i) any renewal, extension, increase or modification with respect to the Indebtedness, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant with respect to the Collateral, or (iii) any release or indulgence granted to any endorser, guarantor or surety of the Indebtedness. The taking of additional security by Secured Party shall not release or impair the lien, security interest or other security rights of Secured Party hereunder or affect the obligations of Pledgor hereunder.

          (D) WAIVER BY SECURED PARTY. Secured Party may waive any Event of Default without waiving any other prior or subsequent Event of Default. Secured Party may remedy any default without waiving the Event of Default remedied. Neither the failure by Secured Party to exercise, nor the delay by Secured Party in exercising, any right or remedy upon any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Secured Party of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No waiver of any provision hereof or consent to any departure by Pledgor therefrom shall be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Pledgor in any case shall of itself entitle Pledgor to any other or further notice or demand in similar or other circumstances.

          (E) COSTS AND EXPENSES. Pledgor will upon demand pay to Secured Party the amount of any and all reasonable costs and expenses (including without limitation, attorneys' reasonable fees and expenses), which Secured Party may incur in connection with (i) the transactions which give rise to the Loan Documents, (ii) the preparation of this Agreement and the perfection and preservation of the security interests granted under the Loan Documents, (iii) the administration of the Loan Documents, (iv) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, (v) the exercise or enforcement of any of the rights of Secured Party under the Loan Documents, or (vi) the failure by Pledgor to perform or observe any of the provisions hereof.

          (F) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS, EXCEPT TO THE EXTENT PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST GRANTED HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

          (G) VENUE. This Agreement has been entered into in the county in Texas where Bank's

PLEDGE AGREEMENT - PAGE 11
     address for notice purposes is located, and it shall be performable for all purposes in such county. Courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Agreement and venue for any such disputes shall be in the county or judicial district where this Agreement has been executed and delivered.

          (H) SEVERABILITY. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

          (I) NO OBLIGATION. Nothing contained herein shall be construed as an obligation on the part of Secured Party to extend or continue to extend credit to Borrower.

          (J) NOTICES. All notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be in writing and given by (i) personal delivery, (ii) expedited delivery service with proof of delivery, or (iii) United States mail, postage prepaid, registered or certified mail, return receipt requested, sent to the intended addressee at the address set forth on the signature page hereof or to such different address as the addressee shall have designated by written notice sent pursuant to the terms hereof and shall be deemed to have been received either, in the case of personal delivery, at the time of personal delivery, in the case of expedited delivery service, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of mail, upon deposit in a depository receptacle under the care and custody of the United States Postal Service. Either party shall have the right to change its address for notice hereunder to any other location within the continental United States by notice to the other party of such new address at least thirty (30) days prior to the effective date of such new address.

          (K) BINDING EFFECT AND ASSIGNMENT. This Agreement (i) creates a continuing security interest in the Collateral, (ii) shall be binding on Pledgor and the heirs, executors, administrators, personal representatives, successors and assigns of Pledgor, and (iii) shall inure to the benefit of Secured Party and its successors and assigns. Without limiting the generality of the foregoing, Secured Party may pledge, assign or otherwise transfer the Indebtedness and its rights under this Agreement and any of the other Loan Documents to any other party. Pledgor's rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Secured Party.

          (L) TERMINATION. It is contemplated by the parties hereto that from time to time there may be no outstanding Indebtedness, but notwithstanding such occurrences, this Agreement shall remain valid and shall be in full force and effect as to subsequent outstanding Indebtedness. Upon (i) the satisfaction in full of the Indebtedness, (ii) the termination or expiration of any commitment of Secured Party to extend credit to Borrower,
     (iii) written request for the termination hereof delivered by Pledgor to Secured Party, and (iv) written release delivered by Secured Party to Pledgor, this Agreement and the security interests created hereby shall terminate. Upon termination of this Agreement and Pledgor's written request, Secured Party will, at Pledgor's sole cost and expense, return to Pledgor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination.

          (M) CUMULATIVE RIGHTS. All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any of the other Loan Documents, and the exercise of one or more of

PLEDGE AGREEMENT - PAGE 12
     such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

          (N) GENDER AND NUMBER. Within this Agreement, words of any gender shall be held and construed to include the other gender, and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless in each instance the context requires otherwise.

          (O) DESCRIPTIVE HEADINGS. The headings in this Agreement are for convenience only and shall in no way enlarge, limit or define the scope or meaning of the various and several provisions hereof.

     EXECUTED as of the date first written above.

PLEDGOR'S ADDRESS:                      PLEDGOR:

                                        HOMEOWNERS MORTGAGE & EQUITY, INC.,
6836 Austin Center Boulevard            a Delaware corporation, d/b/a HOME, INC.
Suite 280
Austin, Texas  78731
                                        By:
                                           ---------------------------------
                                           Tommy M. Parker,
                                           Executive Vice President

SECURED PARTY'S ADDRESS:


Guaranty Federal Bank, F.S.B.
8333 Douglas Avenue
11th Floor
Dallas, Texas  75225
Attention:  W. James Meintjes


THE STATE OF TEXAS       (S)
                         (S)
COUNTY OF DALLAS         (S)

     This instrument was ACKNOWLEDGED before me on the ____ day of February, 1997, by Tommy M. Parker, Executive Vice President of HOMEOWNERS MORTGAGE & EQUITY, INC., a Delaware corporation, d/b/a HOME, INC., on behalf of said corporation.

[S E A L]                       ___________________________________
                                Notary Public, State of Texas

My Commission Expires:          ___________________________________
                                Printed Name of Notary
----------------------

PLEDGE AGREEMENT - PAGE 13

                                  SCHEDULE "A"
                                       TO
                                PLEDGE AGREEMENT
                           DATED ______________, 1997
                                 BY AND BETWEEN
                         GUARANTY FEDERAL BANK, F.S.B.
                                      AND
                      HOMEOWNERS MORTGAGE & EQUITY, INC.,
                    A DELAWARE CORPORATION, D/B/A HOME, INC.


1. "Austin Controlled Disbursement Account" shall mean that certain controlled disbursement account at Frost National Bank, Austin, Texas, ABA No. 114000093, Credit Home, Inc. Austin Control Disbursement Account- No.
     _________________.

2. "Austin Funding Account - Wires" shall mean that certain account established by Borrower at Frost National Bank, Austin, Texas, ABA No. 114000093, Credit Home, Inc. Austin Funding Account -Wires No.
     _______________.

3. "Austin Funding Account - Checks" shall mean that certain account, established by Borrower at Frost National Bank, Austin, Texas, ABA No. 114000093, Credit Home, Inc. Austin Funding Account -Checks No.
     _______________.

4. "Austin Operating Account" shall mean that certain account established by Borrower at Frost National Bank, Austin, Texas, ABA No. 114000093, Credit Home, Inc. Austin Operating Account - No. _______________.


SCHEDULE "A"

                                  EXHIBIT "B"
                                       TO
                                PLEDGE AGREEMENT
                           DATED ______________, 1997
                                 BY AND BETWEEN
                         GUARANTY FEDERAL BANK, F.S.B.
                                      AND
                      HOMEOWNERS MORTGAGE & EQUITY, INC.,
                    A DELAWARE CORPORATION, D/B/A HOME, INC.

                               BAILMENT AGREEMENT

Guaranty Federal Bank, F.S.B.
8333 Douglas Avenue
11th Floor
Dallas, Texas  75225
Attention:  W. James Meintjes

     Re: (1)"Austin Controlled Disbursement Account" shall mean that certain controlled disbursement account at Frost National Bank, Austin, Texas, ABA No. 114000093, Credit Home, Inc. Austin Control Disbursement Account- No. ___________;

          (2) "Austin Funding Account - Wires" shall mean that certain account at Frost National Bank, Austin, Texas, ABA No. 114000093, Credit Home, Inc. Austin Control Disbursement Account- No. _________;

          (3) "Austin Funding Account - Checks" shall mean that certain controlled disbursement account established by Borrower at Frost National Bank, Austin, Texas, ABA No. 114000093, Credit Home, Inc. Austin Operating Account - No. _________; and

          (4) "Austin Operating Account" shall mean that certain account established by Borrower at Frost National Bank, Austin, Texas, ABA No. 114000093, Credit Home, Inc. Austin Operating Account - No. _________ (collectively, the "Accounts").

Gentlemen:

     The undersigned, Frost National Bank ("Bank") understands and agrees that in connection with those certain loans ("Loans") have been made by Guaranty Federal Bank ("Secured Party") to HomeOwners Mortgage & Equity, Inc., a Delaware corporation, d/b/a Home, Inc. ("Borrower") which Loans would not be modified without the execution and delivery of this Bailee Agreement (the "Agreement") by Bank. Therefore, Bank hereby agrees with Secured Party and Borrower as follows:

     1. The Accounts and all sums contained in such Accounts, all renewals, replacements, substitutions and proceeds of the foregoing (collectively, the "Collateral") have been pledged to Secured Party by that certain Pledge Agreement (herein so called) dated as of February __, 1997 by and between Borrower and Secured Party. Bank hereby agrees to act as the bailee solely and exclusively on behalf of Secured Party to allow Secured Party to perfect its first lien security interest in and to such Collateral which shall be the sole and exclusive security interest in such Collateral.

     2. Bank hereby waives and relinquishes any and all offset rights, security interests and/or liens to which Bank may be entitled to in and to the Collateral.

     3. Bank hereby agrees that upon notice of an Event of Default under any of the documents representing, evidencing or securing the Loans from Secured Party to Bank, Bank shall, upon demand of Secured Party, transfer any and all monies contained in the Accounts immediately to Secured Party and in the event any future monies are deposited in such Accounts after such notice, Bank shall immediately without the request of Secured Party wire transfer all such funds to Secured Party utilizing the wiring instructions previously delivered to Bank by Secured Party.

     EXECUTED AND AGREED TO effective as of, although not necessarily on, the date first written above.

                               BANK:

                               FROST NATIONAL BANK


                               By:
                                  --------------------------------
                                  Name:
                                  Title:


                               BORROWER:

                               HOMEOWNERS MORTGAGE & EQUITY, INC.,
                               a Delaware corporation, d/b/a HOME, INC.


                               By:
                                  --------------------------------
                                  Tommy M. Parker,
                                  Executive Vice President


                               SECURED PARTY:

                               GUARANTY FEDERAL BANK, F.S.B.,
                               a federal savings bank


                               By:
                                  -------------------------------
                                  W. James Meintjes,
                                  Vice President


STATE OF TEXAS      (S)
                    (S)
COUNTY OF DALLAS    (S)

     This instrument was ACKNOWLEDGED before me on the ____ day of February, 1997, by ________________________, _______________________ of FROST NATIONAL
BANK, a ___________________, behalf of said bank.

[S E A L]                       ___________________________________
                                Notary Public, State of Texas

My Commission Expires:          ___________________________________
                                Printed Name of Notary
----------------------

STATE OF TEXAS      (S)
                    (S)
COUNTY OF DALLAS    (S)

     This instrument was ACKNOWLEDGED before me on the ____ day of February, 1997, by Tommy M. Parker, Executive Vice President of HOMEOWNERS MORTGAGE & EQUITY, INC., a Delaware corporation, d/b/a HOME, INC., on behalf of said corporation.

[S E A L]                       ___________________________________
                                Notary Public, State of Texas

My Commission Expires:          ___________________________________
                                Printed Name of Notary
----------------------


STATE OF TEXAS      (S)
                    (S)
COUNTY OF DALLAS    (S)

     This instrument was ACKNOWLEDGED before me on the ____ day of February, 1997, by W. James Meintjes, Vice President of GUARANTY FEDERAL BANK, F.S.B., a federal savings bank, on behalf of said bank.

[S E A L]                       ___________________________________
                                Notary Public, State of Texas

My Commission Expires:          ___________________________________
                                Printed Name of Notary
----------------------

                                                                            [WH]

                                  EXHIBIT "L"

                             COMPLIANCE CERTIFICATE


     Reference is made to that certain Warehouse Loan Agreement dated as of JUNE 1, 1996 (the "LOAN AGREEMENT"), between HOMEOWNERS MORTGAGE & EQUITY, INC. D/B/A HOME, INC., a Delaware corporation ("BORROWER") and GUARANTY FEDERAL BANK, F.S.B. ("BANK"). Terms which are defined in the Loan Agreement and which are used but not defined herein shall have the meanings given them in the Loan Agreement. The undersigned, ______________________________ does hereby certify that he/she has made a thorough inquiry into all matters certified herein and, based upon such inquiry, experience, and the advice of counsel, does hereby further certify that:

     1.  He/she is the duly elected, qualified, and acting officer of Borrower.

     2. All representations and warranties made by Borrower in any Loan Document delivered on or before the date hereof are true on and as of the date hereof (except to the extent that the facts upon which such representations are based have been changed by the transactions contemplated in the Loan Agreement) as if such representations and warranties had been made as of the date hereof.

     3.  No Default or Event of Default exists on the date hereof.

     4. Borrower has performed and complied with all agreements and conditions required in the Loan Documents to be performed or complied with by it on or prior to the date hereof.

     5. Attached hereto is the COMPLIANCE SCHEDULE showing Borrower's compliance as of the date hereof with the requirements of ARTICLE VII of the Loan Agreement, Borrower's non-compliance as of the date hereof with the requirements SECTION(S) ________________________ of the Loan Agreement.

     6.  No Net Collateral Deficit exists.

     IN WITNESS WHEREOF, this instrument is executed by the undersigned as of __________________, 199__.


                                   ___________________________________
                                   ___________________, ______________
                                   Name                 Title

STATE OF TEXAS    (S)
                  (S)
COUNTY OF TRAVIS  (S)


     This instrument was ACKNOWLEDGED before me the ____ day of _________________, 199__, by _________________, in his/her capacity as
______________ of HOMEOWNERS MORTGAGE & EQUITY, INC. D/B/A HOME, INC., a Delaware corporation, on behalf of said corporation.


                              ________________________________
                              Notary Public - State of Texas

My Commission expires:        ________________________________
_____________________         Printed Name of Notary

                                                                       EXHIBIT L

                                  Schedule L-1

Financial Covenants                 Required       Actual or
-------------------                  --------      ---------
                                                   [IN COMPLIANCE]*
                                                   ---------------

1) No Merger [7.01]:                               [YES] or [NO] *

2) Limitation on Indebtedness
     of Borrower [7.02]:                           [YES] or [NO] *

3) Fiscal Year Method of
     Accounting [7.03]:                            [YES] or [NO] *

4) Lines of Business [7.04]:                       [YES] or [NO] *

5) Negative Pledge [7.05]:                         [YES] or [NO] *

6) Loans, Advances and
     Investments of Borrower
     and Affiliates [7.06]:                        [YES] or [NO] *

7) Use of Proceeds [7.07]:                         [YES] or [NO] *

8) Actions Mortgage Collateral [7.08]:             [YES] or [NO] *

9) Operational Changes [7.09]:                     [YES] or [NO] *

10) Compliance with ERISA [7.10]:                  [YES] or [NO] *

11) Net Worth of Borrower       Not less than
     [7.11]:                    6.2(A) figure plus
                                7.11(B) & (C)            _______

12) Tangible Net Worth of       Not less than
     Borrower [7.12]:           HUD, FNMA, GNMA,
                                FHLMC minimum            _______

13) Adjusted Tangible Net
     Worth of Borrower          Not less than the
     [7.13]:                    greater of (a) ATNW
                                requirement for preceding
                                quarter and (b) 80% of
                                present ATNW             _______

14) Total Liabilities to
     Adjusted Tangible Net      Not less than
     Worth [7.14]:              3.5 to 1.0                   _______

15) Management [7.15]:                                  [YES] or [NO] *

16) Interested Transactions [7.16]:                     [YES] or [NO] *

17) Transfer of Stock [7.17]:                           [YES] or [NO] *

18) Investor Information [7.18]:                        [YES] or [NO] *

19) No Subsidiaries [7.19]:                             [YES] or [NO] *

20) Liquidity [7.20]:          Not less than
                               $500,000.00                   _______


                              HOMEOWNERS MORTGAGE & EQUITY, INC.
                              D/B/A HOME, INC., a Delaware corporation



                              By:  _______________________________
                                   __________________, ___________


______________________________
     [Date]



STATE OF TEXAS    (S)
                  (S)
COUNTY OF TRAVIS  (S)


     This instrument was ACKNOWLEDGED before me the ____ day of __________, 199__, by _________________, _________________ of HOMEOWNERS MORTGAGE & EQUITY,
INC. D/B/A HOME, INC., a Delaware corporation, on behalf of said corporation.


                             ________________________________
                             Notary Public - State of Texas

My Commission expires:       ________________________________
_____________________        Printed Name of Notary

                            Schedule L-1 continued






            ------------------------------------------------------
                                                           Most
                                                          Recent
                                                         Quarter-
                                                           end
            ------------------------------------------------------
                                                         12/31/96
            ------------------------------------------------------
            GAAP Net Worth                            $  8,726,493
            LESS:
            Capitalized Servicing                      (10,521,807)
            Account Receivable - Parent                   (441,888)
            Intangibles                                     (1,295)
            PLUS:
            90% of Capitalized Servicing                 9,469,626
                                                      ------------
            Adjusted Tangible Net Worth               $  7,231,129

            (A) Current Covenant (calculated at
            previous quarter end)                     $  3,705,399
            (B) 80% of ATNW (calculated at this
            quarter)                                  $  5,784,903
            (C) New Covenant for next three months
            (greater of A and B)                      $  5,784,903
            ------------------------------------------------------

NET WORTH

GAAP Net Worth at last FYE                              _______________
PLUS:
80% OF Cumulative Quarterly Net Income since FYE        _______________
PLUS:
100% of Capital Contributions since FYE                 _______________
EQUALS:
Covenant Required Net Worth                             _______________
Net Worth                                               _______________
In Compliance?                                                Y/N
                                                        _______________

ADJUSTED TANGIBLE NET WORTH
GAAP Net Worth                                          _______________
LESS:
Capitalized Servicing                                   _______________
Account Receivable - Parent                             _______________
Intangibles                                             _______________
PLUS:                                                   _______________
90% of Capitalized Servicing                            _______________
Adjusted Tangible Net Worth                             _______________
Covenant (see table above)                              _______________
In Compliance?                                                Y/N
                                                        _______________

LEVERAGE RATIO
Total Liabilities                                       _______________
Adjusted Tangible Net Worth                             _______________
Leverage                                                _______________
Covenant (not to exceed)                                     3.5:1
                                                        _______________
In Compliance?                                                Y/N
                                                        _______________


LIQUIDITY
Unrestricted Cash                                       _______________
PLUS:
Net Collateral Surplus                                  _______________
LESS:
Warehouse Borrowings                                    _______________
EQUALS:
Liquidity                                               _______________

Covenant                                                   $500,000
                                                        _______________

In Compliance?                                                Y/N
                                                        _______________

REPURCHASED/INVESTMENT LOANS
Repurchased/Investment Loans on Balance Sheet           _______________
Covenant (maximum)                                         $500,000
                                                        _______________
In Compliance?                                                Y/N
                                                        _______________

LTV (FOR WORKING CAPITAL LINE)

(A)  UPS of FNMA Excess Servicing Rights                _______________
(B)  Most Recent Quarterly Valuation                                 %
                                                        _______________
     Dated (Date of Valuation)                          _______________
(C)  Value of FNMA Excess Servicing Rights
     (A) x (B)                                          _______________
(D)  (C) x .50                                          _______________
(E)  Capitalized FNMA Excess Servicing                  _______________
(F)  Lesser of (D) or (E)                               _______________
(G)  Working Capital Principal Balance                  _______________
     Loan to Value (G) - (F)                                         %
                                                        _______________


                                  Page 6 of 6